National Life Insurance Company

National Variable Life Insurance Account

Supplement dated May 30, 2019

to the Prospectus dated May 1, 2009, as supplemented to date,

for the Sentinel Benefit Provider Policy

Closing of the Dreyfus Sustainable U.S. Equity Portfolio, Inc. Subaccount

The Sentinel Benefit Provider policy, issued by National Life Insurance Company (“we” or “us”), offers a subaccount that invests in the Dreyfus Sustainable U.S. Equity Portfolio, Inc. (the “Sustainable U.S. Equity Fund”). Effective May 14, 2019 (the “Closing Date”), the Sustainable U.S. Equity Fund was no longer available as an investment option under the Sentinel Benefit Provider policy.

If we receive a payment from you (whether a premium payment, loan repayment or other) after the Closing Date that is allocated in whole or in part to the Sustainable U.S. Equity Fund Subaccount, and you do not instruct us of an alternative subaccount designation, we may allocate such allocated amount into the Money Market Subaccount.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.